Exhibit 10.1

EXECUTION

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

MARKWEST ENERGY PARTNERS, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Agents and Lenders from Time to Time Parties Thereto,

Dated as of December 20, 2012

WELLS FARGO SECURITIES, LLC

and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers

and

WELLS FARGO SECURITIES, LLC,

and

RBC CAPITAL MARKETS

as Joint Bookrunners

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS
AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of December 20, 2012 among MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, and Issuing Bank, and the several banks and other financial institutions or entities from time to time parties to the Existing Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 1, 2010, as amended by a First Amendment to Amended and Restated Credit Agreement dated September 7, 2011, by a Second Amendment to Amended and Restated Credit Agreement dated December 29, 2011 and by a Third Amendment to Amended and Restated Credit Agreement dated June 29, 2012 (as amended, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make Revolving Loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Paragraph 1.1                Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Paragraph 1.2                Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Paragraph 1.2.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Fourth Amendment Effective Date” means December 20, 2012.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Paragraph 2.1                Additional Defined Terms.  Section 1.01 of the Existing Credit Agreement is amended to add the following definitions:

“Fourth Amendment means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the Fourth Amendment Effective Date, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender and the Required Lenders.”

“Fourth Amendment Effective Date means December 20, 2012.”

Paragraph 2.2                Existing Defined Terms.

(a)                                 The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

“Agreement means this Agreement, which amends and restates in its entirety the Original Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, as this Agreement may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.”

“Loan Documents means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, each Note, the Collateral Documents, the Issuing Documents, the Fee Letter, the First Amendment Fee Letter, the Second Amendment Fee Letter, the Third Amendment Fee Letter, any Loan Modification Agreement, and each and every other agreement executed in connection with this Agreement; provided, however, that in no event shall any Lender Hedging Agreement or any agreement in respect of Banking Services Obligations constitute a Loan Document hereunder.”

“MWLM&R Collateral Assets means (a) the natural gas processing facilities owned and operated by MWLM&R generally known and identified as Houston 1, Houston 2 and Houston 3 and (b) all plant, property and equipment related solely thereto and all contracts and revenues related solely thereto or generated solely thereby.”

(b)                                 The definition of Majorsville 4 in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.

Paragraph 2.3                Total Leverage Ratio.  Section 7.15(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

(b)                                 Total Leverage Ratio.  Permit the Total Leverage Ratio at any fiscal quarter-end through and including the fiscal quarter ending December 31, 2013, to be greater than 5.50 to 1.0 and thereafter at any fiscal quarter-end to be greater than 5.25 to 1.0; provided, (x) as a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08 and (y) as a condition precedent to the Borrower making an Investment described in Section 7.02(i), the Total Leverage Ratio must not be greater than 4.75 to 1.0.

Paragraph 2.4                Adjustments for Material Projects.  The first sentence of Section 7.15(e)of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“For purposes of determining compliance with Sections 7.15(a), (b) and (c) in the event the Borrower, any of its consolidated Subsidiaries or any Excluded Venture, including MWLM&R, undertakes a Material Project, a Material Project Consolidated EBITDA

2

Adjustment may be made at Borrower’s option, subject to Administrative Agent’s review and approval of each component of such Material Project Consolidated EBITDA Adjustment.”

Paragraph 2.5                Adjustments for Material Projects.  Section 7.15(e)(iii) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

(iii)                               Notwithstanding the foregoing: (A) no such additions shall be allowed with respect to any Material Project unless: (x) the contracts relating to such Material Project are substantially fee-based, (y) not later than 15 days prior to the delivery of any Compliance Certificate required by the terms and provisions of Section 6.02(a) to the extent Material Project Consolidated EBITDA Adjustments will be made to Adjusted Consolidated EBITDA in determining compliance with this Section 7.15, the Borrower shall have delivered to the Administrative Agent a schedule comparable in scope and detail to the schedule attached to the prior quarter’s Compliance Certificate as “Worksheet 2 — Material Project Adjustments” and if requested by the Administrative Agent, written pro forma projections or models for such Material Projects as may be identified by Administrative Agent for which Material Project Consolidated EBITDA Adjustments are proposed, and (z) no later than 5 days prior to the date such Compliance Certificate is required to be delivered by the terms and provisions of Section 6.02(a), the Administrative Agent shall have approved (such approval not to be unreasonably withheld, conditioned or delayed) or be deemed to have approved such projections (deemed approval to occur if the Administrative Agent does not disapprove any such projection(s) in writing sent to the Borrower at least 5 days prior to the date such Compliance Certificate is required to be delivered), and (B) the aggregate amount of all Material Project Consolidated EBITDA Adjustments during any period shall be limited to 20% of the total actual Consolidated EBITDA of the Borrower and Excluded Ventures for such period (which total actual Consolidated EBITDA shall be determined without including any Material Project Consolidated EBITDA Adjustments).

Paragraph 2.6                            Amended Exhibit C.  Exhibit C “Compliance Certificate” to the Existing Credit Agreement is hereby deleted in its entirety and Exhibit C attached to this Amendment is substituted therefore.  Any reference in the Existing Credit Agreement to such Exhibit shall be deemed to refer to Exhibit C attached hereto.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Paragraph 3.1                Fourth Amendment Effective Date(a).  This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received this Amendment, executed by the Borrower, Lenders comprising Required Lenders, the Administrative Agent, Issuing Bank, and Swingline Lender and the Consent and Agreement attached to this Amendment executed by the Guarantors.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Paragraph 4.1                Representations and Warranties.  In order to induce the Required Lenders to enter into this Amendment, Borrower and each Guarantor represent and warrant to each Lender that:

3

(a)                                 The representations and warranties contained in Article V of the Existing Credit Agreement are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.

(b)                                 Borrower and Guarantors are duly authorized to execute and deliver this Amendment and the other Amendment Documents to which they are a party and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Existing Credit Agreement. Borrower and Guarantors have duly taken all limited partnership, limited liability company or corporate action, as applicable, necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which they are a party and, in the case of Borrower, to authorize the performance of the obligations of Borrower hereunder and thereunder.

(c)                                  When duly executed and delivered, each of this Amendment and the Existing Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

(d)                                 No Default or Event of Default exists or will exist prior to and immediately after giving effect to this Amendment.

ARTICLE V.

MISCELLANEOUS

Paragraph 5.1                Ratification of Agreements.  The Existing Credit Agreement as hereby amended is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Existing Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Existing Credit Agreement, the Notes or any other Loan Document.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

Paragraph 5.2                            Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and the Subsidiary Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until Payment in Full of the Obligations.

Paragraph 5.3                Loan Documents.  This Amendment, and each of the other Amendment Documents, is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

4

Paragraph 5.4                Governing Law.  This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Paragraph 5.5                Miscellaneous.  This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions and (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 5.6                Release.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders that to its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, Issuing Bank, Swingline Lender or any Lender or any defense to (i) the payment of the Obligations under the Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Notes and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, Issuing Bank, Swingline Lender and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 5.7                Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

5

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EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:

To:                             Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July [1], 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among MarkWest Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                                  of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for Fiscal Year-end financial statements]

1.  Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the Fiscal Year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.                                      Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in all material respects on a consolidated basis in accordance with GAAP as at such date and for such period, subject only to normal year-end adjustments and the absence of footnotes.

2.                                      The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.                                      A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.                                      The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished by Borrower to the Administrative Agent or Lenders at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

5.                                      The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                 ,201    .

MARKWEST ENERGY PARTNERS, L.P.

By:	MarkWest Energy GP, L.L.C., its general partner

By:

Name:

Title:

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS
AMENDED AND RESTATED CREDIT AGREEMENT

For the Quarter/Year ended

                             (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I. Section 7.04 — Indebtedness

1.	Outstanding Principal Amount of Indebtedness in respect of purchase money obligations or Capital Leases for fixed or capital assets permitted by Section 7.04(e) (may not exceed $50,000,000)	$

2.	Other unsecured Indebtedness not to exceed $30,000,000 and any refinancing thereof permitted by Section 7.04(f)	$

	After giving effect to the incurrence of any of the foregoing Indebtedness did any Default or Event of Default exist?	Yes/No

II. Section 7.15(a) — Interest Coverage Ratio.

A.

Adjusted Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA” and “Adjusted Consolidated EBITDA”) (Line II.A.1a + Line II.A.1b):

$

1a.	Consolidated EBITDA for the Subject Period	$

1b.	Material Project Consolidated EBITDA Adjustments as determined pursuant to Section 7.15(e)	$

2.

Pro forma adjustments to EBITDA for acquisitions or investments during the Subject Period, giving effect to such acquisitions or investments on a pro forma basis for the Subject Period as if such acquisitions or investments occurred on the first day of the Subject Period:

$

3.

Pro forma adjustments to EBITDA for Dispositions during the Subject Period, giving effect to such Disposition on a pro forma basis for the Subject Period as if such Disposition occurred on the first day of the Subject Period:

$

4.	Adjusted Consolidated EBITDA, including pro forma adjustments for acquisitions, investments and Dispositions (Lines II.A plus II.A.2 minus II.A.3):	$

B.	Consolidated Interest Charges for Subject Period:

1.	Consolidated Interest Charges for the Subject Period:	$

2.	Pro forma adjustment for interest charges relating to acquisitions or investments during the Subject Period (Section 7.15(d)(ii)):	$

3.	Pro forma adjustment for interest charges relating to Dispositions during the Subject Period (Section 7.15(d)(iii)):	$

4.	Consolidated Interest Charges, including pro forma adjustments (Lines II.B.1 plus II.B.2 minus II.B.3):	$

C.	Interest Coverage Ratio:

1.	Adjusted Consolidated EBITDA adjusted for acquisitions, investments and Dispositions (Line II.A.4):	$

2.	Consolidated Interest Charges adjusted for acquisitions, investments and Dispositions (Line II.B.4):	$

3.	Imputed interest charges on Synthetic Lease of the Borrower and its Subsidiaries for Subject Period:	$

4.	Interest Coverage Ratio (Line II.C.1 divided by the sum of (Lines II.C.2 plus II.C.3)):	to 1.0

	Minimum required: 2.75 to 1.0	Yes/No

	As a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08(b) minimum required: 3.25 to 1.0	Yes/No

	As a condition precedent to the Borrower making an Investment pursuant to Section 7.02(i) minimum required: 3.25 to 1.0	Yes/No

	As a condition precedent to the Borrower using proceeds of an Extension of Credit pursuant to Section 6.12(g) to finance a Qualifying 6.875% Senior Note Refinancing minimum required: 3.25 to 1.0	Yes/No

III. Section 7.15(b) — Total Leverage Ratio

A.	Consolidated Funded Debt (see Credit Agreement definition of “Consolidated Funded Debt”):	$

	B.	Adjusted Consolidated EBITDA (including pro forma adjustments for acquisitions, investments and Dispositions) (Line II.A.5 above):	$

	C.	Total Leverage Ratio (Line III.A ÷ by III.B):	to 1.0

		Maximum permitted: 5.50 to 1.0 for Subject Periods through and including December 31, 2013 and 5.25 to 1.0 thereafter	Yes/No

		As a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08(b) maximum permitted: 4.75 to 1.0	Yes/No

		As a condition precedent to the Borrower making an Investment pursuant to Section 7.02(i) maximum required: 4.75 to 1.0	Yes/No

		As a condition precedent to the Borrower using proceeds of an Extension of Credit pursuant to Section 6.12(g) to finance a Qualifying 6.875% Senior Note Refinancing maximum required: 4.75 to 1.0	Yes/No

IV. Section 7.15(c) — Senior Leverage Ratio

	A.	Consolidated Senior Debt (see Credit Agreement definition of “Consolidated Senior Debt”):

$

	B.	Adjusted Consolidated EBITDA (including pro forma adjustments for acquisitions, investments and Dispositions) (Line II.A.4 above):	$

	C.	Senior Leverage Ratio (Line IV.A ÷ IV.B):	to 1.0

		Maximum permitted: 3.25 to 1.0	Yes/No

		As a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08(b) maximum permitted: 2.75 to 1.0	Yes/No

		As a condition precedent to the Borrower making an Investment pursuant to Section 7.02(i) maximum required: 2.75 to 1.0	Yes/No

		As a condition precedent to the Borrower using proceeds of an Extension of Credit pursuant to Section 6.12(g) to finance a Qualifying 6.875% Senior Note Refinancing maximum required: 2.75 to 1.0	Yes/No

V.		Calculation of Compliance with Sections 7.07(c) and Section 2.08 (Dispositions and Mandatory Prepayments)

A.

Section 2.08 and Section 7.07(c): Attach a report showing each Insurance Payment received during the preceding three fiscal quarters ending on the Statement Date. Attach a report showing for each Disposition of property for fair market value for cash during the three fiscal quarters ending on the Statement Date. For each such Insurance Payment or Disposition show:

$

1.	The date that Net Cash Proceeds from such Insurance Payment or Disposition were received (the “Receipt Date”).		$

2.	The amount of Net Cash Proceeds received from such Insurance Payment or Dispositions.		$

3.	The total amount of Net Cash Proceeds from Insurance Payments and Dispositions for fair market value for cash during the period from the Effective Date to such Receipt Date.		$

4.

The value of 10% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date and including Borrower’s proportionate share of assets of Excluded Ventures (this is the “Threshold Amount”; see Credit Agreement definition of “Triggering Sale”).

$

5.	The total amount of Net Cash Proceeds from Insurance Payments and Dispositions as of the Receipt Date minus the Threshold Amount (referred to herein as the “Excess Amount”) (Line V A.3 — V.A.4).		$

6.

If the Excess Amount in Line V.A.5 is a positive number, have the Net Cash Proceeds of such Insurance Payment and/or Disposition been Reinvested? If so, give amounts and date(s) of Reinvestment. In not, have 180 days passed since the Receipt Date for such Insurance Payment or Disposition?

Yes/No

7.	If any portion of the Excess Amount in Line V.A.5 has not been reinvested within 180 days of the Receipt Date specify amount not Reinvested (this is the “Reduction Amount”).	$	$

8.	Amount of Loans to be prepaid (Line V.A.8).	$
$

9.

The value of 15% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date and including Borrower’s proportionate share of assets of Excluded Ventures

$

10.	Is Borrower in compliance with financial covenants in Section 7.15 on a pro forma basis taking such Triggering Sale (or the events giving rise to the Triggering Sale) into account?		Yes/No

11.

Are the Net Cash Proceeds (Line V A.3) greater than the value of 15% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date and including Borrower’s proportionate share of assets of Excluded Ventures (Line V A.9)?

Yes/No

	12.	To be calculated only if the answer to Line V A.10 is no AND the answer to Line V A.11 is yes: amount of Commitment reduction pursuant to Section 2.09(c)	$

VI.		Reporting and Delivery Obligations Pursuant to the Pledge and Security Agreement

1.

Did any Loan Party relocate its principal place of business or chief executive office or relocate the place where its books and records concerning its accounts are kept, in each case, to a location not described on Annex A to the Pledge and Security Agreement?

Yes/No
If yes, provide information.

2.

Did any Loan Party acquire any chattel paper, instruments or Other Collateral Notes, each with an individual value in excess of $1,000,000 or certificated Equity Interest (with appropriate stock powers or other instruments of transfer executed in blank)?

Yes/No

If yes, please deliver to the Administrative Agent such chattel paper, instruments or Other Collateral Notes, each with an individual value in excess of $1,000,000 (with appropriate endorsements or instruments of transfer) or certificated Equity Interest (in the case of Equity Interests that will be Other Pledged Securities (as defined in the Pledge and Security Agreement) with an individual value in excess of $1,000,000) (with appropriate stock powers or other instruments of transfer executed in blank).

3.

Did any Loan Party acquire any Collateral consisting of (i) additional uncertificated Equity Interests in Subsidiaries or Excluded Ventures, (ii) uncertificated Pledged Securities with an individual value in excess of $1,000,000 or (iii) letter-of-credit rights with an individual face amount in excess of $1,000,000 and a remaining term of at least six (6) months?

Yes/No
If yes, please describe.

4.

Did any Loan Party obtain Rights to or become entitled to the benefit of any material issued Patents, Patent applications, registered Trademarks, Trademark applications, registered Copyrights, and Copyright applications not identified on Annex B-2 to the Pledge and Security Agreement (all terms in this Line VI 4 have the meanings set forth in the Pledge and Security Agreement).

	5.	Did any Loan Party acquire any certificates of title for any Vehicles or other Collateral, each with an individual value in excess of $150,000?	Yes/No
If yes, if requested by the Administrative Agent, please deliver to the Administrative Agent such certificates of title so that the Security Interest may be properly noted thereon.

6.	Did any Loan Party establish any Deposit Accounts in which average monthly balances in excess of $1,000,000 are maintained since delivery of the last Compliance Certificate?.	Yes/No
If yes, please identify the depository and the account name and number and advise the Administrative Agent that Annex B-1 to the Security Agreement needs to be updated.

[END OF SCHEDULE 2]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MARKWEST ENERGY PARTNERS, L.P.

By: MarkWest Energy GP, L.L.C., its general partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE  PAGE

1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ ANDREW OSTROV
Name: Andrew Ostrov
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, Issuing Bank and Swingline Lender

By:	/s/ ANDREW OSTROV
Name: Andrew Ostrov
Title: Director

ROYAL BANK OF CANADA, as Lender

By:	/s/ CHRIS BENTON
Name: Chris Benton
Title: Authorized Signatory

COMPASS BANK,
as a Lender

By:	/s/ JAMES NEBLETT
Name: James Neblett
Title: Vice President

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE  PAGE

2

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ STEPHANIE BALETTE
Name: Stephanie Balette
Title: Authorized Officer

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ WILLIAM JONES
Name: William Jones
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JUSTIN M. ALEXANDER
Name: Justin M. Alexander
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ ADAM H. FEY
Name: Adam H. Fey
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ SREEDHAR R. KONA
Name: Sreedhar R. Kona
Title: Assistant Vice President

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE  PAGE

3

SUNTRUST BANK,
as a Lender

By:	/s/ CARMEN MALIZIA
Name: Carmen Malizia
Title: Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ LANA GIFAS
Name: Lana Gifas
Title: Director

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ WESLEY FONTANA
Name: Wesley Fontana
Title: Vice President

COMERICA BANK,
as a Lender

By:	/s/ EKATERINA EVSEEV
Name: Ekaterina Evseev
Title: Assistant Vice President

NATIXIS,
as a Lender

By:	/s/ LOUIS P. LAVILLE, III
Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ DANIEL PAYER
Name: Daniel Payer
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:
Name:
Title:

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE  PAGE

4

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ NUPUR KUMAR
Name: Nupur Kumar
Title: Vice President

By:	/s/ MICHAEL SPAIGHT
Name: Michael Spaight
Title: Associate

GOLDMAN SACHS BANK USA
as a Lender

By:	/s/ MICHELLE LATZONI
Name: Michelle Latzoni
Title: Authorized Signatory

CITIBANK, N. A,
as a Lender

By:	/s/ TODD MOGIL
Name: Todd Mogil
Title: Vice President

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE  PAGE

5

Fourth Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), as of the Fourth Amendment Effective Date hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of July 1, 2010 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Existing Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST HYDROCARBON, INC.

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

1

MARKWEST ENERGY GP, L.L.C.

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MarkWest Hydrocarbon, Inc.,
its sole Member

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

WEST SHORE PROCESSING COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST ENERGY APPALACHIA, L.L.C.

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

2

MARKWEST GAS SERVICES, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.
MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS
GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COMPANY, L.L.C.
MARKWEST UTICA OPERATING COMPANY, L.L.C.
MARKWEST LUFKIN PIPELINE COMPANY, L.L.C.
MARKWEST TEXAS LPG PIPELINE, L.L.C.

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

3

MATREX L.L.C.

By:		West Shore Processing Company, L.L.C.,
its sole Member and Manager

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

4

MARKWEST MCALESTER, L.L.C.

By:		MarkWest Oklahoma Gas Company, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its Managing Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:		MarkWest Energy Appalachia, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

5